UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 8, 2025

Hawkins, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-7647	41-0771293
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 Rosegate,	Roseville,	Minnesota	55113
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, Including Area Code (612) 331-6910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HWKN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b 2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Hawkins, Inc. has prepared a presentation of historical financial information aligned to our current reporting segments for reference by investors, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01. The presentation will also be posted to our Investor Relations website at www.hawkinsinc.com/investors.

As previously announced, we realigned our reporting segments to better reflect organizational changes made to our business and how we plan to manage our operations and allocate resources. We now operate and report using the following segments: Water Treatment, Food and Health Sciences, and Industrial Solutions. There has not been any change in how the Water Treatment segment is managed. The Food and Health Sciences segment includes our nutrition, food, agriculture, and pharmaceutical businesses. The food, agriculture, and pharmaceutical businesses had previously been included within our historic Industrial reporting segment.

We communicate material business and financial information to investors and other interested parties through our website at www.hawkinsinc.com (including our investor relations page at www.hawkinsinc.com/investors), press releases, and our filings with the U.S. Securities and Exchange Commission (“SEC”). Investors and other interested parties are hereby notified that we intend to use these media, including our website, to communicate with our shareholders and the public about our company. Information we make available through our website may be deemed to be material information. Accordingly, we encourage investors and other interested parties to review the information we make available on our website, in addition to information we announce through our press releases and filings with the SEC. Any updates to the list of disclosure channels through which we will announce information will be posted to our investor relations page on our website. Information contained on, or accessible through, our website is not incorporated by reference herein or into any other report or document we file with the SEC, and the website addresses are provided only as inactive textual references.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description	Method of Filing

99.1	Hawkins, Inc. Historical Financial Information Aligned to New Reporting Segments	Furnished Electronically
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKINS, INC.

Date: August 8, 2025	By:	/s/ Jeffrey P. Oldenkamp
Jeffrey P. Oldenkamp
Executive Vice President and Chief Financial Officer